Investor Presentation November 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N November 2017 1 Forward-Looking Statements We have made forward-looking statements in this presentation that are based on our management’s beliefs and assumptions and on information available to our management at the time such statements were made and hereby are identified as “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in our forward-looking statements. You should not rely on any forward-looking statements. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: reduced selling prices; shipments and profits associated with a highly competitive and cyclical industry; domestic and global steel overcapacity; changes in the cost of raw materials and energy; our significant amount of debt and other obligations; severe financial hardship or bankruptcy of one or more of our major customers or key suppliers; our significant proportion of sales to the automotive market; reduced demand in key product markets due to competition from aluminum and other alternatives to steel; excess inventory of raw materials; supply chain disruptions or poor quality of raw materials; production disruption or reduced production levels; our healthcare and pension obligations; not reaching new labor agreements on a timely basis; major litigation, arbitrations, environmental issues and other contingencies; regulatory compliance and changes; climate change and greenhouse gas emission limitations; conditions in the financial, credit, capital and banking markets; our use of derivative contracts to hedge commodity pricing volatility; potential permanent idling of facilities; inability to fully realize benefits of margin enhancement initiatives; information technology security threats and cybercrime; failure to achieve expected benefits of the Precision Acquisition and/or to integrate Precision Partners successfully and failure to achieve expected benefits of the Precision Acquisition. The risk factors discussed in this presentation and under “Item 1A.—Risk Factors” in AK Holding’s Annual Report on Form 10-K for the year ended December 31, 2016 and under similar headings in AK Holding’s subsequently filed quarterly reports on Form 10-Q, as well as the other risks that could cause our results to differ materially from those expressed in forward-looking statements. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. We expressly disclaim any obligation to update our forward-looking statements other than as required by law. Non-GAAP financial measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. These non-GAAP financial measures include EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EBITDA per ton. Because our calculations of these measures may differ from similar measures used by other companies, you should be careful when comparing our non-GAAP financial measures to those of other companies. A reconciliation of non-GAAP financial measures to GAAP financial measures is included in the Appendix to this presentation.

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N November 2017 2 Agenda Business Update2. Financial Update3. Summary4. New Direction Defined1.

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N New Direction Defined November 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N November 2017 4 Industry Leading Safety Performance OSHA Recordable Frequency (number of injuries per 200,000 manhours) Notes: Based upon most current AISI data available and AK Steel data through first half 2017. AK Steel data 2015 and forward includes Dearborn Works.  AK Steel’s safety performance is ~5 times better than AISI composite  During 2016, two AK Steel facilities operated the entire year with no OSHA recordables  Dearborn Works had lowest ever annual OSHA recordables in 2016  Through the first half of 2017, five AK Steel facilities achieved zero OSHA recordables  AK Steel’s safety performance highlights the effectiveness of its processes, which drive business and operational execution 2.33 2.01 2.45 1.87 1.37 1.70 1.68 1.45 1.53 1.47 0.29 0.25 0.33 0.32 0.26 0.24 0.25 0.45 0.39 0.32 0.00 1.00 2.00 3.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 First Half AISI AK Steel

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N November 2017 5  Value added product mix − Leader in electrical, stainless and carbon steels − Flat-rolled, tubular, die design and tooling, hot and cold stamping  Providing solutions to customers − Innovative materials and parts  Strengthening balance sheet − Strong liquidity and no near-term maturities  Further de-risking the company − Large percentage of contract business − Not a commodity or momentum play Key Success Factors Remain a Core Focus

Areas of Focus

- Further EBITDA margin improvements
- Differentiate ourselves as a leader in lightweighting solutions
- Accelerate the adoption of next generation advanced high strength steels
- Minimize volatility and deliver consistently profitable results
- Additional down stream acquisitions
- Further strengthening of balance sheet


INNOVATION IN STEEL

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
November 2017 6

High Value Product Mix With More Predictable Pricing

Flat-Rolled Product Mix


Hot-rolled
12%
Stanless/Electrical
14%
Cold-rolled
18%
Coated
53%
Other
3%

Customer Contract Structure


Spot Market
~10%
Steel Index
Based Contracts
~20%
Fixed Base
Price Contracts
~70%

Note: For the nine months ended September 30, 2017.

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

November 2017 7

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N November 2017 8 Margins Increased as We Reduce Commodity Exposure Note: See Appendix for reconciliations of non-GAAP financial measures 0 2,000 4,000 6,000 8,000 0% 2% 4% 6% 8% 10% 2010 2011 2012 2013 2014 2015 2016 12 mos. ending 3Q 2017 Fl at -R ol le d Shipm en ts ( 0 0 0s T on s) Ad ju st e d EBIT D A Ma rg in Adjusted EBITDA Margin Flat-Rolled Shipments

Modernized and Well-Maintained Facilities and Equipment

✓ **Technologically advanced steelmaking processes and capabilities**

- Focused on optimizing facilities and operational excellence
- Recent major maintenance and upgrade projects at Middletown and Mansfield Works completed as planned
- Operations are supported by world class research capabilities
- Intensive predictive/preventive maintenance program; investing more than $600 million annually in maintenance expense company-wide



✓ **Investing for the future**

- Dearborn Works coating line upgraded to produce next generation advanced high strength steels

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
November 2017 9

Precision Partners – Delivering Customer Solutions

- Founded in 1955
- Eight facilities in North America with a total of more than 1,000 employees, including ~300 engineers and skilled tool makers
- Specializes in the design and engineering of tooling and die making and the stamping of complex automotive components
- Broad portfolio of highly-engineered solutions
- Technology-focused company
  - Unique intellectual property and extensive history of innovation
  - Focus on complex, difficult-to-manufacture parts
  - Results-oriented culture with a proven track record of providing customer solutions

- Full range of manufacturing capabilities including:
  - Advanced tool design technology
  - 5 hot stamping cells with 9 lines
  - 85 cold stamping presses, including 17 "tryout" presses
  - 123 welding and assembly cells
  - 6 laser-cutting machines
  - E-coating line

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

November 2017 10

Strategic Logic – Downstream Platform Serving Our Core Market

- ✓ Creates a premier integrated supplier to the automotive market
- ✓ Enhances our product offerings
- ✓ Leverages both AK Steel's and Precision's research and innovation capabilities
- ✓ Accelerates introduction of lightweighting solutions



Creating a differentiated, innovative leader in the steel industry

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
November 2017 11

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Business Update November 2017

Steel – The Automotive Solution

- Existing products for virtually all applications
- New product developments for lightweighting
- Right product mix
- Long-term view / strategic approach



NEXT GENERATION ADVANCED HIGH-STRENGTH STEELS
ELECTRICAL STEELS FOR H/EV MOTORS
STAINLESS STEELS FOR EXHAUST SYSTEMS



Platform Mix
SUV/CUV/Light Trucks
Cars



Product Mix
Hot Rolled
Cold Rolled
Coated/Press Hardenable Steel

Note: For the year ended December 31, 2016.

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
November 2017 13

Stainless Steel

- Chrome (400 series)
  - Leader in auto exhaust market
  - New grades
  - Automotive OEM relationships
  - Brite Anneal trim for auto market
- Superferritic
- Precipitation hardening alloys











AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

November 2017 14

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N November 2017 15 Electrical Steel  High-efficiency GOES among the best in the world  Solid relationships with U.S. transformer manufacturers  International sales team  Hybrid/Electric Vehicles motors (high-efficiency NOES)  Innovation focus on higher-efficiency products in all markets

AK Tube Delivering Value to Customers Downstream

- Four facilities located in Ohio, Indiana and Mexico
- Electric Resistance Welded (ERW) stainless and carbon tubing for automotive/truck and other applications
- Innovators in the production of tubing made from Advanced High Strength Steels
- Annual shipments of ~140 million feet
- Supplying these products enhances our position in the value chain while further allowing us to offer more product solutions to our clients







AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

November 2017 16

Lightweighting Utilizing Advanced High Strength Steel (AHSS) Tubing

- Automotive
  - Replacing stamped structural components with tube
  - Replacing current tubular components
  - Providing lightweighting solutions for light vehicle and truck applications


Roof Rail/Support
Instrument Panel Beam
Front Side Members
B Pillar
Seat Tubing
Door Intrusion Beams
A Pillar
Engine Cradle

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
November 2017 17

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N November 2017 18 Research and Innovation Center

Inventive Steel Solutions

Press Hardenable Steel



NEXMET™

440EX



1000 & 1200





NanoSteel®



Electrical Steels and DOE Collaboration







AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

November 2017 19

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Financial Update November 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N November 2017 21 Strengthening the Balance Sheet  Achieved $700 million debt reduction target announced in April 2016 − Free cash flow generation  Reduced interest cost and extended debt maturity − Created “runway” with minimal near-term maturities  More than ample liquidity − $930 million at 09/30/17

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N November 2017 22 Balance Sheet Transformation December 31, 2015 $550 $150 $530 $406 $290 $7 $62 $30 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Credit Facility Senior Notes Senior Secured Notes Industrial Revenue Bonds Total Debt: $2.4 billion $700 $537 September 30, 2017 $150 $7 $406 $415 $380 $62 $280 $400 $30 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Total Debt: $2.1 billion $150 $380 ($ Millions) Note: Excludes capital lease for Research and Innovation Center

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N November 2017 23 Historical Financial Profile Continued benefits achieved through the strategic initiatives implemented during the past year and a half ($ Millions) Net Sales Growth vs. Nine Months 2016 Operating Profit Growth vs. Nine Months 2016 Net Income Growth vs. Nine Months 2016 Adjusted EBITDA(1) Adjusted EBITDA Margin Liquidity(2) $4,585 3% $260 8% $118 116% $354 7.7% $929.5 Nine Months 2017 Snapshot (1) See Appendix for reconciliations of non-GAAP financial measures. (2) Liquidity defined as Revolving Credit Facility availability plus cash.  Completed acquisition of Precision Partners  Refinanced 2022 Notes and revolving credit facility  3Q 2017 results in-line with guidance − Impacted by debt refinancing, acquisition costs and mark-to-market hedge accounting  Previously planned and disclosed maintenance impacts both 3Q and 4Q 2017 results  Mix management and continued focus on cost control resulted in an 8% increase year-over-year in YTD Adjusted EBITDA(1) 3Q 2017 Performance Update

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Summary November 2017

Executing Our Strategy

- **Investing resources in higher-value products**
  - Positioning with customers that align with our "best value" approach
  - Minimizing exposure to commoditized products and markets where quality is less valued
- **Implementing margin enhancement actions**
  - Dedicating capacity to more profitable products
  - Relentless focus on cost and process improvements
- **Accelerating investment in research and innovation**
  - Working hand-in-hand with our customers and technical partners
  - Substantial expansion and investments in research and innovation
- **Focusing on downstream, value-added products**
  - Advances our product innovations in the high growth automotive lightweighting space
  - Expand into complementary and synergistic steel processes and products



AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

November 2017 25

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N November 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Appendix November 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N November 2017 28 Investor Contact Information Douglas O. Mitterholzer Assistant Treasurer and General Manager, Investor Relations (513) 425-5215 doug.mitterholzer@aksteel.com

Non-GAAP Financial Measures

Reconciliation of Adjusted EBITDA

($ Millions)	2012	2013	2014	2015	2016	Qtr ended 03/31/2017	Qtr ended 06/30/2017	Qtr ended 09/30/2017	YTD 09/30/2017	TTM 09/30/2017
Net income (loss) attributable to AK Steel Holding	$ (1,027.3)	$ (46.8)	$ (96.9)	$ (509.0)	$ (7.8)	$ 62.5	$ 61.2	$ (5.8)	$ 117.9	$ 55.5
Net income (loss) attributable to NCI	28.7	64.2	62.8	62.8	66.0	16.2	15.2	17.1	$ 48.5	$ 61.9
Income tax expense (benefit)	790.0	(10.4)	7.7	63.4	3.2	(13.4)	(8.7)	(18.8)	$ (40.9)	$ (41.8)
Interest expense	86.7	127.4	144.7	173.0	163.9	39.4	38.2	37.5	$ 115.1	$ 154.5
Interest income	(0.4)	(1.1)	(0.7)	(1.3)	(1.6)	(0.4)	(0.4)	(0.5)	$ (1.3)	$ (1.7)
Depreciation and amortization	206.2	200.0	211.0	224.4	221.4	58.9	56.1	60.8	175.8	231.3
EBITDA	$ 83.9	$ 333.3	$ 328.6	$ 13.3	$ 445.1	$ 163.2	$ 161.6	$ 90.3	$ 415.1	$ 459.7
Less: EBITDA of NCI (a)	60.0	78.3	77.2	77.1	80.8	20.3	19.6	21.1	61.0	78.3
Pension and OPEB net corridor charges / settlement loss	157.3		5.5	131.2	68.1				—	68.1
Charges for termination of pellet agreement and related transportation costs					69.5				—	69.5
Impairment of Magnetation investment				256.3					—	—
Impairment of AFSG investment				41.6					—	—
Charge for facility idling				28.1					—	—
Acquisition-related expenses			23.3	—					—	—
Adjusted EBITDA	$ 181.2	$ 255.0	$ 280.2	$ 393.4	$ 501.9	$ 142.9	$ 142.0	$ 69.2	$ 354.1	$ 519.0
Adjusted EBITDA margin	3.1%	4.6%	4.3%	5.9%	8.5%	9.3%	9.1%	4.6%	7.7%	8.6%

(a) The reconciliation of EBITDA of noncontrolling interest to net income attributable to noncontrolling interests is as follows:

	2012	2013	2014	2015	2016	Qtr ended 03/31/2017	Qtr ended 06/30/2017	Qtr ended 09/30/2017	YTD 09/30/2017	TTM 09/30/2017
Net income (loss) attributable to noncontrolling interests	$ 28.7	$ 64.2	$ 62.8	$ 62.8	$ 66.0	$ 16.2	$ 15.2	$ 17.1	$ 48.5	$ 61.9
Depreciation	31.3	14.1	14.4	14.3	14.8	4.1	4.4	4.0	12.5	16.4
EBITDA of noncontrolling interests	$ 60.0	$ 78.3	$ 77.2	$ 77.1	$ 80.8	$ 20.3	$ 19.6	$ 21.1	$ 61.0	$ 78.3

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

November 2017 29

Non-GAAP Financial Measures

Reconciliation of Adjusted Net Income and Flat-rolled Shipments

($ Millions)	2012	2013	2014	2015	2016	Qtr ended 03/31/2017	Qtr ended 06/30/2017	Qtr ended 09/30/2017	YTD 09/30/2017
Reconciliation to Net Income (Loss) Attributable to AK Steel Holding Corporation									
Net income (loss) attributable to AK Steel Holding Corporation, as reported	$ (1,027.3)	$ (46.8)	$ (96.9)	$ (509.0)	$ (7.8)	$ 62.5	$ 61.2	$ (5.8)	$ 117.9
Pension and OPEB net corridor and settlement charges	97.4		5.5	131.2	68.1				—
Non-cash income tax charge from change in deferred tax asset valuation allowance	865.5								—
Charges for termination of pellet agreement and related transportation costs					69.5				—
Impairment of Magnetation investment				256.3					—
Impairment of AFSG investment				41.6					—
Charge for facility idling				28.1					—
Acquisition-related expenses (net of tax)			31.7						—
Adjusted net income (loss) attributable to AK Steel Holding	**$ (64.4)**	**$ (46.8)**	**$ (59.7)**	**$ (51.8)**	**$ 129.8**	**$ 62.5**	**$ 61.2**	**$ (5.8)**	**$ 117.9**
Reconciliation to Diluted Earnings (Losses) per Share									
Diluted earnings (loss) per share, as reported	$ (9.06)	$ (0.34)	$ (0.65)	$ (2.86)	$ (0.03)	$ 0.19	$ 0.19	$ (0.02)	$ 0.37
Pension and OPEB net corridor charge/settlement loss	0.86		0.04	0.74	0.29				
Non-cash income tax charge from change in deferred tax asset valuation allowance	7.63								
Charges for termination of pellet agreement and related transportation costs					0.30				
Impairment of Magnetation investment				1.44					
Impairment of AFSG investment				0.23					
Charge for facility idling				0.16					
Acquisition-related expenses			0.21						
Adjusted diluted earnings (loss) per share	**$ (0.57)**	**$ (0.34)**	**$ (0.40)**	**$ (0.29)**	**$ 0.56**	**$ 0.19**	**$ 0.19**	**$ (0.02)**	**$ 0.37**
Flat-rolled Shipments	**5,299.3**	**5,153.7**	**6,007.2**	**6,974.0**	**5,936.4**	**1,456.2**	**1,434.3**	**1,368.6**	**4,259.1**

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
November 2017 30